Exhibit 99.1

Exhibit 99.1

Investor Meeting

November 19, 2013

Cross Winds® Energy Park

Gas Combined Cycle Plant

Consumers Smart Energy Program

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the

Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND

INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended

December 31, 2012 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING

STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods. Because the company is not able to estimate the impact of these matters, the company is not providing a reconciliation to the comparable future period reported earnings.

CMS Energy Strategy . . . .

Raised 2013 guidance, introduced 2014

Capital investment in utility $15 billion

Competitive payout ratio (60%-70%)

Consistent

financial • Continuous cost improvement performance below the “rate of

Base rates at or

Fair and timely inflation”

regulation Constructive regulatory environment

Utility Customer investment value

Safe, excellent operations

. . . . dynamic, data driven, breakthrough performance.

CMS Energy MODEL . . . .

RESULTS

Consistent Predictable

Investment

Self-Imposed Limits • Ten Year-$15 Billion Sustainable Base Rates < 2% Inflation • Small, bite size projects

None “bet the company”

Investment “Needed Not Wanted”

Enablers

Plan Sales Growth Conservatively

O&M Down 2%/Year

Constructive Law & Regulation

Strong Customer Focus

Credit Rating Upgraded

Growth Self-funded

. . . . benefits customers AND shareowners.

Sustainable Financial Plan

What We Say How We Do It

10 year, $15 billion plan

Capital Investment “Needed, not wanted”

Gas infrastructure

-2% annually, next 5 years

O&M Costs “Continuous cost reductions”

Strong customer focus <1% LT sales forecast

Michigan Economy “Plan conservatively” th

5 best over past two years

“Less than the rate of <2% annual increases

Customer Base Rates inflation” Less than the rate of inflation

Michigan Energy Law “Supportive 2008 Law” To be reviewed in 2015

5%-7% EPS

Annual Growth Rate “Predictable and sustainable” 5%-7% Dividend

+$100M Operating cash flow

. . . . designed to deliver no surprises, that’s the point.

Visible Investment: Customer-Driven . . . .

Clean Power Capacity Reliability Infrastructure

$3 Billion $2 Billion $3.5 Billion $4 Billion

Environmental New gas generation Consumers Smart Energy Gas distribution

Renewable energy Ludington Pumped Storage Main replacements Propane switching

Gas conversions Pipeline replacements Electric reliability Electric distribution

. . . . small and incremental with no big bets.

Visible Investment: 10-Year Plan . . . .

2013-2022 Opportunity Level

10-Year Plan

New generation capacity

PPA replacement

$15 Billion • ROA customer return $18 Billion

Post-2015 renewables

More gas storage More gas conversions Transmission

Faster pole & pipe replacement

Customer base rates <2% >3%

X

. . . . needed wanted.

Visible Investment: Future Opportunities . . . .

MW

10,000

2016 Classic 7 coal plants suspend

9,000

operations

8,000 Capacity • 2017 Gas plant to be

Shortfall added

Classic 7

7,000 Suspended

Palisades PPA • 2022 Palisades PPA

Termination

terminates

6,000

MCV PPA

Termination • 2025 MCV PPA 0 terminates

2013 2015 2017 2019 2021 2023 2025

CE Portfolio Smart Energy, EO, Interruptibles Total Peak Demand Plus Reserves Net Peak Demand Plus Reserves

. . . . PPA replacements with new capacity.

Visible Investment: Supports Growth . . . .

Amount

(bils)

$1 .8 $5 $7 $8

1.6

New Generation:

1.4 PPA’s Expire

New Generation

1.2

Environmental Gas

1.0

Gas

0.8 Smart Energy Electric Reliability

0.6

0.4

Maintenance

0.2

0

2008-2012 2013-2017 2018-2022

. . . . for next ten years – needed, not just wanted.

Visible Investment: Gas Infrastructure . . . .

Gas System

#4 largest gas utility

50,000 miles of main & pipe

1,700 miles of transmission lines

300 bcf gas storage

3.5% of all gas storage in U.S.

Investment

Amount (bils)

$ 2.5 $2.4

$2.2

2.0

1.5 $1.4

1.0

0.5

0

2008-2012

2013-2017

2018-2022

. . . . provides investment opportunities.

Visible Investment: Gas Infrastructure

Compression & Transmission

West Oakland Pipeline Ray

Completed Completed $104 Million $175 Million

St. Clair Freedom Proposed Proposed $ 72 Million

$88 Million

White Pigeon

Completed

$76 Million

Transmission

Southwest Michigan Pipeline

Jackson

$120 million

24.1 miles, 36” diameter

Existing second line rights

Public Service Commission approved

adding customer value.

Visible Investment: Transmission

. .

Exited transmission in 2002

Opportunity to reclassify and register as transmission owner / operator

2013

2014

2015

2016

Notified ReliabilityFirst Corporation Plan to file reclassification cases Opportunity to register of plans to register as owner / at MPSC and FERC as owner / operator operator opportunity; better for our customers.

Economic Growth in Consumers Territory

Examples of New Business

Electric

Gas

Combination

Eco-Bio Plastics

3 MW

Betz Industries

8 MW

Enbridge

28 MW

Dart Container

Magna-Cosma 2 MW Casting

4 MW Norplas

5 MW

Secant MACI

7 MW 6 MW

Economic Indicators

Grand

Rapids Michigan U.S

Unemployment 6% 9% 7% August 2013 GDP (real) 2010 thru 2012 14 11 7 Population 2010 Census 2 0 2 thru July 2012

Industrial Sales

CMS 6% U.S. Utilities 2%

<1%

-5%

-6%

2008-2009 2010-2012 2013-17 Plan Recession Recovery Assumptions

even better, but we plan conservatively.

Constructive Regulation

Commission Tier 1 State Ranking

Michigan

John Quackenbush (R), Chairman Term Ends: July 2, 2017

Sally Talberg (I) Greg White (I) Term Ends: July 2, 2019 Term Ends: July 2, 2015

1 2 3 4 5

5 10 18 10 6

Barclays Research

strong law on the books supported by a quality commission.

Trend of O&M Cost Savings

Percent Change

25%

Inflation

-21% Cost Reductions

0

Prior Plan

-9%

Accelerated Cost

-6%

Reductions

New Plan

-15%

-25%

2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Lines smoothed for illustrative purposes

accelerated; funding investment and reducing risk.

Continuous Cost Reduction

Future Savings How – Two Examples

2017 vs 2012

(mils) Fuel Mix MW Employees

Fuel mix $25 2016 Retire Coal -900 -300 2016 Add GCC + 700 + 20

Benefits 75 Total -200 -280

Less Expensive New 75 Future Savings (mils) $25

Hires & Lower Headcount

Consumers Smart Meter 20 Benefits Future Savings Annual (mils)

Inflation (100)

2002-2012 Actions completed $25

Performance Excellence 30+

2013 EGWP, OPEB & other 50 2017 vs 2012 $125 Future savings $75 Opportunity: Discount Rates $20 a way of life at CMS.

CMS Mindset

Adjusted EPS

(non-GAAP)

Guidance

2012 2012 Warm Cost Winter Saving

-13¢

+13¢

2012

2012 Hot Summer

+7%

2012

deliver for customers AND investors.

CMS Mindset

Adjusted EPS

(non-GAAP)

2013 +13¢

2012

2012 Hot Summer

2013 Cold +7% Winter & Reinvested Cost Savings earlier

Guidance

2012 2012 Warm Cost Winter Saving

-13¢

deliver for customers AND investors.

Core Fundamentals

EPS Dividend Cash Flow

5%-7% 5%-7% +$100M

Beyond Beyond Beyond

2014 2014 2014 2013 2013 2013 2012 2012 2012 2011 2011 2011 2010 2010 2010

$2.00 $1.30 $2.0 (bils)

visible investment, cost controls, plan conservatively, supportive regulatory.

Mindset . .. . .

10-Year Actual $1.65-$1.66

7% CAGR

$1.78 5%-7% Peers 4% $1.73

$1.45 $1.55

$1.36

$1.26

$1.21b

6% $1.02 5%-7%

$1.08 80% 39% 32% 27% 36¢ 50¢ 66¢ 84¢ 96¢

$0.96 14%

$0.90

$0.84

$0.81 Int’l Sale

20¢

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Future Dividend Payout 0% 25% 30% 40% 49% 58% 62% 62% 60%-70%

Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock drives consistent “real” growth.

APPENDIX

Need New Gas Plant . . . .

Customers Investors

Capacity needed Unaffected:

Seek best deal Flexible 10-year, $15 billion capex plan

Build or buy

Thetford Build

Air permit

CON filed CON granted granted

July 12 July 26 April 8

Alternative – Asset Purchase

RFP issued

September 30

Today

. . . . purchase if better for customers; investors unaffected.

Michigan Economy Performance . . . .

Gross Domestic Product – 2010 through 2012

HI - 6.9

AK - 1.2

WA 5th

MT ND

8.1 31.0 Best

6.7 MN

8.2 ME

SD 11%

OR WI 2.7 ID 4.7

13.8 VT NH

2.1 WY 5.9

MI NY 8.2 IA 6.1

(3.5) NE 6.6 MA

11.0

6.6

7.4 7.9 IL PA

NV RI

5.9 IN OH CT

UT CO 5.9 NJ

2.9 KS 2.4

12.3 7.3 1.0

8.7 6.2 MO MD 3.1

7.3 WV

4.3 KY VA DE

8.7 6.1 7.5

CA 8.6 1.4 OK TN

5.0 8.4 NC DC

4.7 AR 5.7 AZ NM 5.6

4.6

4.2 SC

0.7 MS

GA 7.6 AL

3.2

TX LA 5.0 5.7

13.0 4.6

FL

HI AK 3.6 Highest quintile

6.9 1.2 Fourth quintile Third quintile

U.S. Total = 6.7% Second quintile

Lowest quintile

Source: U.S. Department of Commerce – bea.gov, real GDP 2005 Chained dollars, 2012 advance and 2009 - 2011 revised, 6/6/13

. . . . among the best in the nation.

Continuous Cost Reduction . . . .

2012 over 2006 Electric Non-fuel How – One Example

O&M Cost Headcount

7,600

7,200

$100k Each

600

Peer Average up 6%

$60k

1,000 Each

-0.4%

Consumers 2010 2012

_ _ _ _ _ People Productivity = $64 Million

Source: SNL data service

. . . . . part of CMS mindset.

New Cost Savings . . . .

Gas Base Rate Increase Avoided Electric Base Rate Increase Avoided

$100 Benefits

$49 Tax

Benefits

Tax/Other

Cross Winds

$0 $0

2013 2014 2014

. . . . fund elimination of gas and electric base rate increases!

Credit Rating Upgrade . . . .

Scale

S&P /

Fitch Moody’s S&P Moody’s Fitch

A A2

A- A3 Consumers

BBB+ Baa1 Secured

BBB Baa2

BBB- Baa3

BB+ Ba1

BBB- Baa3 CMS

BB+ Ba1 Unsecured

BB Ba2

Present

BB- Ba3

Prior

B+ B1

2002

B B2

B- B3

Outlook Stable Review for Positive

Upgrade

Impact New Cost Savings

2013

Total Company Savings

(mils)

•	Financing $ 1
•	Revolvers 1

Total 2013 $ 2

Annual Savings

•	Future by 2017 $ 8

. . . . addsdds to cost savings.

25

2013 Sensitivities

Annual Impact

Status Sensitivity EPS OCF

(mils)

Sales a

Electric (36,414 Gwh) +1% +$0.05 +$20

Gas (291.4 Bcf) +5 +0.07 +30

Gas prices (NYMEX) +$1.00 +0.01 +60

ROE (authorized)

Electric (10.3%) + 25 bps + 0.03 + 12

Gas (10.3%) + 25 + 0.01 + 5

_ _ _ _ _ a Reflect 2013 sales forecast; weather adjusted

. . . . reflect strong risk mitigation.

Liquidity (as of 9/30/13). . . .

Availability

$1.7 Billion CMS Energy

5-year revolver-2017 $523 mils

Consumers Energy

5-year revolver-2017 500

5-year revolver-2017

AR Facility-2014 150 250 Cash 260

Recent Financing Activities

Consumers issued $425 million first mortgage bonds at 3.95%

$250 Million Parent prefunding – 30-year debt at

4.7% issued in March

Issued remaining $20 million of continuous equity program in March

Filed prospectus for another $50 million to be issued periodically

. . . . strong and conservative.

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT
AS OF 10/31/2013

Reflects quarterly securitization bond payment 10/20/13; no other changes from 09/30/13

F/V	S/U	Maturity or Call Date	Amount (000's)	DEBT/ CO
SHORT-TERM DEBT:				
F	U	SHORT-TERM	$172,498	
			$172,498	5.5% Convertible Sr Notes (Next Put Date 06/15/14) (CMS)
LONG-TERM DEBT:				
F	U	09/30/15	$250,000	4.25% Sr Notes (CMS)
F	S	10/15/15	50,000	2.60% FMBs (CECo)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
			$425,000	
F	S	08/15/16	$350,000	5.5% Series M FMBs (CECo)
V	U	12/15/16	180,000	$180MM Term Loan (CMS)
			$530,000	
F	S	02/15/17	$250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	10/15/17	100,000	3.21% FMBs (CECo)
V	S	12/21/17	25,000	Barclays Revolver (CMS)
			$625,000	
F	U	02/15/18	$250,000	5.05% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
			$747,700	
F	S	03/15/19	$350,000	6.125% FMBs (CECo)
F	U	06/15/19	300,000	8.75% Sr Notes (CMS)
F	S	09/15/19	500,000	6.70% FMBs (CECo)
F	U	02/01/20	300,000	6.25% Sr Notes (CMS)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	S	10/15/20	100,000	3.77% FMBs (CECo)
F	U	03/15/22	300,000	5.05% Sr Notes (CMS)
F	S	05/15/22	375,000	2.85% FMBs (CECo)
F	S	09/01/22	250,000	5.30% FMBs (CECo)
F	S	08/15/23	325,000	3.375% FMBs (CECo)
F	S	12/16/24	51,500	Delayed Draw Private Placement 3.19% FMBs (CECo)
F	S	12/15/27	35,500	Delayed Draw Private Placement 3.39% FMBs (CECo)
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)
F	S	09/01/40	50,000	6.17% FMBs (CECO)
F	S	10/15/40	50,000	4.97% FMBs (CECo)
F	S	12/15/42	263,000	Delayed Draw Private Placement 4.31% FMBs (CECo)
F	S	05/15/43	425,000	3.95% FMBs (CECo)
F	U	03/31/43	250,000	4.70% Sr Notes (CMS)
			$4,435,000	
			$6,935,198	**SUBTOTAL**
		Various Maturity Dates/No Maturity Date Available:		
			$91,809	CECo Securitization Bonds after 10/20/13 payment
			160,740	CECo Capital lease rental commitments as of 09/30/13
			575,168	EnerBank Discount Brokered CDs as of 09/30/13 (CMS)
			-10,310	CMS Net unamortized discount as of 09/30/13
			-3,031	CECo Net unamortized discount as of 09/30/13
			$7,749,575	**GRAND TOTAL**

Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured

28

Operating Cash Flow Grows $0.5 Billion . . . .

Amount

(bils)

Gross operating cash flowa up $0.1 billion per year

Up $0.5 Billion

$ 2.5 2.0 1.5 1.0 0.5 .0 (0.5)

2012 2013 2014 2015 2016 2017 2018

NOLs & Credits $0.7 $0.7 $0.4 $0.5 $0.3 $0.2 $0.1

$1.6 $1.7 $1.8 $1.9 $2.0 $2.1 $2.2

Interest $1.3 $1.4 $1.5 Working capital and taxes

Investment

a Non-GAAP Cash flow before dividend

. . . . credit ratings upgraded.

Capital Expenditures

Total 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2013-2022 (mils) (mils) (mils) (mils) (mils) (mils) (mils) (mils) (mils) (mils) (mils) Renewables $ 85 $ 164 $ 9 $ -$ -$ -$ -$ -$ -$ -$ 258 New Generation 68 189 396 288 21 130 250 365 305 355 2,367 Environmental 314 239 169 122 114 110 105 100 80 25 1,378 Gas 172 244 254 214 113 120 245 250 285 290 2,187 Smart Energy 69 82 52 69 103 95 120 - - - 590 Electric Reliability 143 110 120 117 147 170 225 230 235 240 1,737 Maintenance 601 636 661 598 594 675 705 725 745 770 6,710

Total $ 1,452 $ 1,664 $ 1,661 $ 1,408 $ 1,092 $ 1,300 $ 1,650 $ 1,670 $ 1,650 $ 1,680 $ 15,227

$7 Billion $8 Billion

Consumers Energy — Electric Utility

Financial & Operating Statistics

Years Ended December 31	2012	2011	2010	2009	2008	2007
ELECTRIC REVENUE AND POWER COSTS ($ Millions)						
Residential	**$1,785**	$1,678	$1,614	$1,387	$1,414	$1,326
Commercial	**1,228**	1,197	1,166	1,099	1,129	1,111
Industrial	**781**	784	749	677	810	775
Other	**38**	39	40	36	32	30
Total revenue from customers	**$3,832**	$3,698	$3,569	$3,199	$3,385	$3,242
Wholesale	**23**	21	20	19	22	23
Retail open access/direct access	**53**	43	54	31	15	15
Intersystem	**64**	91	99	94	113	92
Miscellaneous	**59**	60	60	64	59	71
Total electric utility revenue	**$4,031**	$3,913	$3,802	$3,407	$3,594	$3,443
Fuel for electric generation	**$517**	$559	$520	$460	$483	$385
Purchased and interchange power	**1,425**	1,348	1,308	1,232	1,388	1,449
DEPRECIATION AND AMORTIZATION	**$459**	$412	$450	$441	$438	$397
OPERATING INCOME	**$743**	$712	$672	$488	$576	$413
NET INCOME	**$325**	$333	$303	$194	$271	$196
DELIVERIES (Million kWhs)						
System sales						
Residential	**12,901**	12,931	12,968	12,386	12,854	13,206
Commercial	**10,950**	10,903	11,026	11,211	11,969	12,384
Industrial	**9,685**	9,544	9,061	9,290	10,563	11,153
Other	**220**	224	235	230	225	231
Total sales to ultimate customers	**33,756**	33,602	33,290	33,117	35,611	36,974
Wholesale	**347**	332	325	328	333	496
Retail open access/direct access	**3,981**	3,901	4,079	2,326	1,541	1,364
Intersystem	**1,711**	1,349	1,394	1,277	1,176	1,329
Total electric system deliveries	**39,795**	39,184	39,088	37,048	38,661	40,163
AVERAGE ELECTRIC REVENUE (¢ per kWh)						
Residential	**13.84**	12.98	12.45	11.20	11.00	10.04
Commerical	**11.21**	10.98	10.58	9.80	9.43	8.98
Industrial	**8.06**	8.21	8.27	7.29	7.67	6.95
Other	**17.27**	17.41	17.02	15.65	14.22	12.99
Total	**11.35**	11.01	10.72	9.66	9.51	8.77
ELECTRIC CUSTOMERS BILLED (At December 31)						
Residential	**1,571,873**	1,571,319	1,569,183	1,566,980	1,584,752	1,575,386
Commercial	**206,627**	207,490	210,380	210,223	208,931	211,365
Industrial	**8,706**	8,691	8,881	8,770	8,505	8,619
Retail Open Access/Direct Access	**1,065**	1,078	1,095	861	642	642
Other	**1,320**	1,300	1,287	1,282	2,045	2,025
Total	**1,789,591**	1,789,878	1,790,826	1,788,116	1,804,875	1,798,037
AUTHORIZED RETURN ON EQUITY	**10.30%**	10.70%	10.70%	10.70%	10.70%	11.15%
EARNED RETURN ON EQUITY-FINANCIAL	**10.20%**	11.00%	10.60%	6.40% [1]	9.40%	7.50%
RATE BASE ($ Millions)	**$7,741**	$7,442	$6,815	$6,459	$6,175	$5,407
COOLING DEGREE DAYS [2]						
Normal degree days in calendar year	**607**	584	571	578	579	545
Actual degree days	**942**	767	884	379	542	773
Warmer (colder) than normal (%)	**55**	31	55	(34)	(6)	42
Increase (decrease) from normal in:						
Electric deliveries (millions of kWh)	**502**	513	855	(461)	146	736
HEADCOUNT (total utility)	**7,205**	7,435	7,522	7,755	7,697	7,614

[1] 9.1% excluding Big Rock Decommissioning refund

[2] CDD base 65 degrees, Lansing weather station, normal equals average of preceding 15 year time period

CMS Energy Investor Relations **One Energy Plaza Jackson, MI 49201 517-788-2590** **www.cmsenergy.com**

31

Consumers Energy Electric Utility
Financial & Operating Statistics

Years Ended December 31	2012	2011	2010	2009	2008	2007
FUEL COST ($ per MMBtu)						
Coal	**2.98**	2.94	2.51	2.37	2.01	2.04
Oil	**19.08**	18.55	10.98	9.59	11.54	8.21
Gas	**3.16**	4.95	5.57	6.57	10.94	10.29
Nuclear	**0.00**	0.00	0.00	0.00	0.00	0.42
Weighted average for all fuels	**3.05**	3.18	2.71	2.56	2.47	2.07
FUEL COST FOR GENERATION (%)						
Coal	**84.9**	83.5	88.2	90.6	81.0	97.9
Oil	**1.5**	2.1	3.3	2.5	4.1	9.1
Gas	**13.6**	14.3	8.4	6.8	14.6	0.9
Nuclear	**0.0**	0.0	0.0	0.0	0.0	2.2
Nox allowances	**0.0**	0.1	0.1	0.1	0.3	(10.1)
POWER GENERATED (Millions of kWhs)						
Coal	**14,027**	15,468	17,879	17,255	17,701	17,903
Oil	**6**	7	21	14	41	112
Gas	**3,003**	1,912	1,043	565	804	129
Nuclear	**0**	0	0	0	0	1,781
Renewable energy (hydro, wind '12)	**433**	425	365	466	454	416
Net pumped storage [1]	**(295)**	(365)	(366)	(303)	(382)	(478)
Total net generation	**17,174**	17,447	18,942	17,997	18,618	19,863
Purchased and interchange:						
Non-utility generation	**14,539**	12,674	12,003	11,538	13,643	12,502
Net interchange power	**4,151**	6,825	6,045	6,925	6,653	8,009
Total net purchased and interchange power	**18,690**	19,499	18,048	18,463	20,296	20,511
Total net power supply	**35,864**	36,946	36,990	36,460	38,914	40,374
POWER GENERATED (%)						
Total net generation	**47.9**	47.2	51.2	49.4	47.8	49.2
Non-utility generation	**40.5**	34.3	32.5	31.6	35.1	31.0
Net interchange power	**11.6**	18.5	16.3	19.0	17.1	19.8
Total net purchased and interchange power	**52.1**	52.8	48.8	50.6	52.2	50.8
Total net power supply	**100.0**	100.0	100.0	100.0	100.0	100.0
NET DEMONSTRATED CAPABILITY AT PEAK (MW)						
Coal	**2,846**	2,823	2,828	2,850	2,850	2,841
Oil and gas	**1,795**	1,810	1,814	1,814	1,997	1,459
Combustion turbine	**348**	465	517	661	661	345
Nuclear	**0**	0	0	0	0	0
Renewable energy (hydro, wind '12)	**176**	77	74	74	73	73
Pumped storage	**954**	955	955	955	955	955
Total owned generation	**6,119**	6,130	6,188	6,354	6,536	5,673
P&I power capability	**2,488**	2,458	3,058	2,600	3,050	3,627
Total owned and P&I	**8,607**	8,588	9,246	8,954	9,586	9,300
NET DEMONSTRATED CAPABILITY AT PEAK (%)						
Total owned generation	**71.1**	71.4	66.9	71.0	68.2	61.0
P&I power capability	**28.9**	28.6	33.1	29.0	31.8	39.0
Total owned and P&I	**100.0**	100.0	100.0	100.0	100.0	100.0
Peak load (MW) [2]	**9,006**	8,930	8,190	7,756	7,705	8,391
Reserve capacity (%)	**4**	4	11	17	22	12
Net demonstrated capacity, summer (MW)	**6,119**	6,091	6,151	6,353	6,353	5,673
Load factor (%) [3]	**48.7**	50.8	55.3	55.9	59.2	56.3

[1] Consumers' portion of the Ludington pumped storage facility

[2] Includes Retail Open Access customers

[3] Includes bundled service customers

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

32

Consumers Energy — Gas Utility

Financial & Operating Statistics

Years Ended December 31	2012	2011	2010	2009	2008	2007
GAS REVENUE AND COST OF GAS ($ Millions)						
Residential	**$1,415**	$1,655	$1,677	$1,808	$1,971	$1,823
Commercial	**351**	438	449	511	598	552
Industrial	**65**	89	88	101	124	113
Other	**2**	3	3	3	5	6
Total sales revenue	**$1,833**	$2,185	$2,217	$2,423	$2,698	$2,494
Transportation fees	**58**	60	53	48	45	44
Miscellaneous	**91**	95	84	85	84	83
Total gas utility revenue	**$1,982**	$2,340	$2,354	$2,556	$2,827	$2,621
Cost of gas sold	**1,110**	1,438	1,516	1,778	2,079	1,918
Gas utility revenue net of cost of gas	**$872**	$902	$838	$778	$748	$703
DEPRECIATION, DEPLETION AND AMORTIZATION	**$133**	$130	$122	$118	$136	$127
OPERATING INCOME	**$240**	$272	$252	$201	$190	$170
NET INCOME	**$110**	$130	$127	$96	$89	$87
SALES AND DELIVERIES (Bcf)						
Residential	**139**	157	152	163	171	167
Commercial	**44**	50	47	52	57	55
Industrial	**9**	11	10	11	12	12
Other	**-**	-	-	-	-	-
Total gas sales [1]	**192**	218	209	226	240	234
Gas transportation deliveries	**137**	119	108	93	98	107
Total gas sales and transportation deliveries	**329**	337	317	319	338	341
GAS CUSTOMERS BILLED (at December 31)						
Residential	**1,582,123**	1,579,835	1,576,520	1,574,246	1,577,863	1,580,586
Commercial	**118,781**	118,215	117,860	118,199	118,870	119,703
Industrial	**6,437**	6,721	6,938	7,073	6,961	7,014
Transportation	**3,347**	3,179	3,005	2,725	2,507	2,495
Total customers	**1,710,688**	1,707,950	1,704,323	1,702,243	1,706,201	1,709,798
AVERAGE GAS REVENUE ($ per Mcf)						
Residential	**$10.18**	$10.54	$11.03	$11.09	$11.53	$10.93
Commercial	**7.98**	8.76	9.59	9.83	10.49	10.09
Industrial	**7.22**	8.09	9.17	9.18	10.33	9.62
Transportation [2]	**0.87**	0.82	0.82	0.82	0.70	0.68
GAS SUPPLY (MMcf)						
Gas Cost Recovery	**133,741**	188,177	170,575	206,866	208,296	216,843
Gas Customer Choice	**55,547**	48,224	38,806	31,498	24,177	19,520
Total	**189,288**	236,401	209,381	238,364	232,473	236,363
WORKING GAS STORAGE CAPACITY (Bcf)	**143**	142	142	142	142	143
AVERAGE COST OF GAS SOLD ($ per Mcf) [3]						
Gas Cost Recovery	**$5.40**	$6.02	$6.73	$7.66	$8.36	$7.91
Gas Customer Choice	**5.08**	6.30	7.27	7.98	9.99	9.79
AUTHORIZED RETURN ON EQUITY	**10.30%**	10.50%	10.55%	10.55%	10.55%	10.75%
EARNED RETURN ON EQUITY-FINANCIAL	**8.60%**	10.50%	10.90%	9.90%	9.20%	9.20%
RATE BASE ($ Millions)	**$3,138**	$3,110	$2,867	$2,778	$2,638	$2,444
HEATING DEGREE DAYS [4]						
Normal degree days in calendar year	**6,626**	6,678	6,731	6,732	6,741	6,767
Actual degree days	**5,714**	6,606	6,305	6,913	6,965	6,548
Colder (warmer) than normal (%)	**(13.8)**	(1.1)	(6.3)	2.7	3.3	(3.2)
Increase (decrease) from normal in:						
Gas deliveries (Bcf)	**(22.9)**	(0.4)	(6.4)	4.8	4.1	(6.3)

[1] Includes Gas Customer Choice sales
[2] Average gas revenue for transportation excludes amounts related to MCV and off-system transportation
[3] Includes pipeline transportation charges
[4] HDD base 65 degrees, seven weather station average, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

33

CMS ENERGY
Enterprises & EnerBank

As of December 31, 2012

Independent Power Production

Plant	Primary Fuel	Ownership Interest	Gross Capacity	In-Service Year	Capacity Under LT Contract	State
Craven	Wood	50%	50	1990	100%	NC
DIG	Natural Gas	100	710	2001	39	MI
Filer City	Coal	50	73	1990	100	MI
Genesee	Wood	50	40	1996	100	MI
Grayling	Wood	50	38	1992	100	MI
MI Power	Natural Gas	100	224	1999	47	MI
Total MW	1,035 (net owned)		1,135			


Michigan Power (Livingston)
Grayling
Filer City
Genesee
EnerBank HQ
Michigan Power (Kalamazoo River)
DIG
Renewables
Other
Craven

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com
34

GAAP RECONCILIATION

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation (Unaudited)

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Reported earnings (loss) per share-GAAP ($0.30) $0.64 ($0.44) ($0.41) ($1.02) $1.20 $0.91 $1.28 $1.58 $1.42

After-tax items:

Electric and gas utility 0.21 (0.39) - -(0.07) 0.05 0.33 0.03 0.00 0.17 Enterprises 0.74 0.62 0.04 (0.02) 1.25 (0.02) 0.09 (0.03) (0.11) (0.01) Corporate interest and other 0.16 (0.03) 0.04 0.27 (0.32) (0.02) 0.01 * (0.01) * Discontinued operations (income) loss (0.16) 0.02 (0.07) (0.03) 0.40 (*) (0.08) 0.08 (0.01) (0.03) Asset impairment charges, net - -1.82 0.76 0.60 - - - - -Cumulative accounting changes 0.16 0.01 - - - - - - - -

Adjusted earnings per share, including MTM-non-GAA $0.81 $0.87 $1.39 $0.57 $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55 Mark-to-market impacts 0.03 (0.43) 0.51

Adjusted earnings per share, excluding MTM-non-GAA NA $0.90 $0.96 $1.08 NA NA NA NA NA NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS ENERGY CORPORATION
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

(In Millions, Except Per Share Amounts)	2012				
	1Q	2Q	3Q	4Q	YTD Dec
Reported net income - GAAP	$67	$100	$148	$67	$382
After-tax items:					
Electric and gas utility	36	7	*	(*)	43
Enterprises	1	1	(3)	(*)	(1)
Corporate interest and other	-	-	-	*	*
Discontinued operations income	(7)	*	*	*	(7)
Adjusted income - non-GAAP	$97	$108	$145	$67	$417
Average shares outstanding, basic	255.6	261.2	262.9	263.0	260.7
Average shares outstanding, diluted	266.8	268.2	269.0	269.5	268.6
Reported earnings per share - GAAP	$0.25	$0.37	$0.55	$0.25	$1.42
After-tax items:					
Electric and gas utility	0.14	0.03	*	(*)	0.17
Enterprises	0.01	*	(0.01)	(*)	(0.01)
Corporate interest and other	-	-	-	*	*
Discontinued operations income	(0.03)	*	*	*	(0.03)
Adjusted earnings per share - non-GAAP	$0.37	$0.40	$0.54	$0.25	$1.55

(In Millions, Except Per Share Amounts)	2013		
	1Q	2Q	3Q
Reported net income - GAAP	$144	$80	$126
After-tax items:			
Electric and gas utility	-	-	-
Enterprises	*	*	-
Corporate interest and other	-	*	*
Discontinued operations loss	*	*	*
Adjusted income - non-GAAP	$144	$80	$126
Average shares outstanding, basic	263.6	264.5	264.8
Average shares outstanding, diluted	270.9	272.2	272.0
Reported earnings per share - GAAP	$0.53	$0.29	$0.46
After-tax items:			
Electric and gas utility	-	-	-
Enterprises	*	*	-
Corporate interest and other	-	*	*
Discontinued operations loss	*	*	*
Adjusted earnings per share - non-GAAP	$0.53	$0.29	$0.46

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

* Less than $500 thousand or $0.01 per share.

37

CMS Energy Corporation

Earnings Segment Results GAAP Reconciliation (Unaudited)

Three Months Ended Nine Months Ended September 30 2013 2012 2013 2012

Electric Utility

Reported $ 0.57 $ 0.61 $ 1.16 $ 1.10 Electric Decoupling Court Order - - - 0.14 Downsizing Program -* - 0.02 Adjusted $ 0.57 $ 0.61 $ 1.16 $ 1.26

Gas Utility

Reported $ (0.01) $ (0.01) $ 0.36 $ 0.23 Downsizing Program -* - 0.01 Adjusted $ (0.01) $ (0.01) $ 0.36 $ 0.24

Enterprises

Reported $ (0.01) $ 0.02 $ -$ 0.03 Downsizing Program - (*) - * Restructuring Costs and other - (0.01) * (*) Adjusted $ (0.01) $ 0.01 $ -$ 0.03

Corporate Interest and Other

Reported $ (0.09) $ (0.07) $ (0.23) $ (0.22) Restructuring Costs and other * - * -Adjusted $ (0.09) $ (0.07) $ (0.23) $ (0.22)

Discontinued Operations

Reported $ (*) $ (*) $ (*) $ 0.03 Discontinued Operations Income * * * (0.03) Adjusted $ -$ -$ -$ -

Totals

Reported $ 0.46 $ 0.55 $ 1.29 $ 1.17 Discontinued Operations Income * * * (0.03) Electric Decoupling Court Order - - - 0.14 Downsizing Program -(*) - 0.03 Restructuring Costs and other * (0.01) * (*) Adjusted $ 0.46 $ 0.54 $ 1.29 $ 1.31

Average Common Shares Outstanding-Diluted (in millions) 272.0 269.0 271.6 268.1

* Less than $0.01 per share.

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

2012 2013 2014 2015 2016 2017 2018

Consumers Operating Income + Depreciation & Amortization $ 1,635 $ 1,729 $ 1,775 $ 1,830 $ 1,925 $ 2,020 $ 2,165

Enterprises Project Cash Flows 17 20 29 36 31 39 39 Gross Operating Cash Flow $ 1,652 $ 1,749 $ 1,804 $ 1,866 $ 1,956 $ 2,059 $ 2,204

Other operating activities including taxes, interest payments and working capital (411) (399) (354) (316) (706) (709) (754) Net cash provided by operating activities $ 1,241 $ 1,350 $ 1,450 $ 1,550 $ 1,250 $ 1,350 $ 1,450